                                                                 EXHIBIT 10.13

                          SENIOR MANAGEMENT AGREEMENT
                          ---------------------------

          THIS AGREEMENT is made as of April 23, 1997, between AnswerThink Consulting Group, Inc., a Florida corporation (the "Company"), and Edmund R. Miller ("Executive").

          The Company and Executive desire to enter into an agreement pursuant to which Executive will purchase, and the Company will sell, 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and, if Executive so elects pursuant to the terms of this Agreement. All of such shares of Common Stock and all shares of Common Stock hereafter acquired by Executive or one or more of Executive's transferees, other than the Company, an Investor or a transferee in a Public Sale, are referred to herein as "Executive Stock." Certain definitions are set forth in Section 6 of this Agreement.

          The execution and delivery of this Agreement by the Company and Executive is a condition to the purchase of shares of Convertible Preferred by each of Golder, Thoma, Cressey, Rauner Fund V, L.P., a Delaware limited partnership ("GTCR V"), MG Capital Partners II, L.P., a Delaware limited partnership ("MG"), Gator Associates, Ltd., a Florida limited partnership ("Gator"), and Tara Ventures, Ltd., a British Virgin Islands Corporation ("Tara" and, collectively with Gator, the "Miller Group") pursuant to a purchase agreement between the Company, GTCR V, MG, and the Miller Group dated as of the date hereof (as amended from time to time, the "Purchase Agreement"). Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by the Investors.

          The parties hereto agree as follows:

              PROVISIONS RELATING TO EXECUTIVE STOCK

          1.  Purchase and Sale of Executive Stock.
              ------------------------------------

          (a) Upon execution of this Agreement, Executive will purchase, and the Company will sell, 300,000 shares of Common Stock at a price of $0.01 per share. The Company will deliver to Executive the certificates representing such Executive Stock, and Executive will deliver to the Company a cashier's or certified check or wire transfer of funds in the aggregate amount of $3,000.

          (b) Within 30 days after Executive purchases Common Stock pursuant to
Section 1(a) from the Company, Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Annex A attached hereto.

          (c) In connection with the purchase and sale of the Executive Stock hereunder, Executive represents and warrants to the Company that:

               (i) The Executive Stock to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Executive is an "accredited investor" and a sophisticated investor for purposes of applicable foreign and U.S. federal and state securities laws and regulations and is able to evaluate the risks and benefits of the investment in the Executive Stock.

               (iii) Executive is able to bear the economic risk of his investment in the Executive Stock for an indefinite period of time because the Executive Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company as he has requested.

               (v) This Agreement and each of the other agreements contemplated hereby and by the Purchase Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms and Executive's employment by the Company, and the execution, delivery and performance of this Agreement and such other agreements by Executive does not and, to the knowledge of Executive, will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party (including, but not limited to, any agreement referred to in clause
          (vi) below) or any judgment, order or decree to which Executive is subject and Executive further represents and warrants that Executive believes that Executive is not now in breach of any such agreement, contract or instrument to which Executive is a party.

               (vi) Executive is not a party to or bound by any other employment agreement, noncompete agreement or confidentiality agreement.

               (vii) Executive is a resident of the State of Florida.

          (d) As an inducement to the Company to issue the Executive Stock to Executive, and as a condition thereto, Executive acknowledges and agrees that
(i) neither the issuance of the Executive Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate Executive's employment as contemplated by this Agreement at any time for any reason and (ii) he will take (or omit to take) all such actions as are necessary so that the representation and warranty made by Executive and contained in
Section 1(c)(v) remain true and correct at all times as if such representation and warranty were remade by Executive on each date following the date of this Agreement.

          2.  Restrictions on Transfer of Executive Stock.
              -------------------------------------------

          (a) Executive Stock is transferable only pursuant to (i) a Public Sale or (ii) subject to the conditions specified in subparagraph (c) below, Rule 144A of the Securities and Exchange Commission (or any similar rule then in force) if such rule is available or any other legally available means of transfer.

          (b) In connection with the transfer of any Executive Stock, Executive shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Executive Stock may be effected without registration of such Executive Stock under the Securities Act and applicable state securities laws. In addition, if Executive delivers to the Company an opinion of counsel that no subsequent transfer of such Executive Stock shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Executive Stock which do not bear the Securities Act legend set forth in Section 3. If the Company is not required to deliver new certificates for such Executive Stock not bearing such legend, Executive shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and Section 3.

          (c) Upon the request of Executive, the Company shall promptly supply to Executive or his prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

          (d) If Executive desires to transfer all or a portion of the Executive Stock (other than in a Public Sale), Executive shall deliver a written notice (the "Offer Notice") to the Company, the Other Executives and the Investors (the "Other Holders"). The Offer Notice shall disclose in reasonable detail the proposed number of shares of Executive Stock to be transferred and the proposed sale price, terms and conditions of the transfer. Each Other Holder may elect to purchase all or any portion of the Executive Stock specified in the Offer Notice at the price and on the terms specified therein by delivering written notice (the "Reply Notice") of such election to the Company and each Other Holder as soon as practical but in any event within 20 days after delivery of the Offer Notice. If the Other Holders elect to purchase an aggregate number of any type of Executive Stock greater than the number of such type of Executive Stock specified in the Offer Notice, such type of Executive Stock shall be allocated among the Other Holders pro rata based upon the number of shares of Underlying Common Stock owned by each Other Holder desiring to acquire such type of Executive Stock pursuant to this Section 2(d) (but in no event shall the pro rata share of any such Other Holder result in such Other Holder acquiring a number of any type of Executive Stock in excess of the number of such Executive Stock requested by such Other Holder). If the Other Holders have elected to purchase all or any portion of the Executive Stock from Executive, the transfer of such shares shall be consummated as soon as practical after the delivery of the last Reply Notice, but in any event within 40 days after the delivery of such notice. To the extent that the other Holders have not elected to purchase all of the Executive Stock being offered, Executive may, within 90 days after delivery of the Offer Notice to the Other Holders, transfer such Executive Stock to one or more third parties at a price no less than the price per share specified in the Offer Notice and on other terms no more favorable to the transferees than offered to the Other Holders. The purchase price specified in any Offer Notice shall be payable solely in cash at the closing of the transaction or, if mutually agreed upon by the parties, in installments over time.

          (e) Certain Permitted Transfers.  The restrictions contained in this
              ---------------------------
Section 2 will not apply with respect to (i) transfers of shares of Executive Stock pursuant to applicable laws of descent and distribution or (ii) transfer of shares of Executive Stock among Executive's Family Group; provided that such restrictions will continue to be applicable to the Executive Stock after any such transfer and the transferees of such Executive Stock have agreed in writing to be bound by the provisions of this Agreement. In addition, following the completion of an underwritten Public Offering, Executive, in his sole discretion, may pledge any of his Executive Stock (other than Restricted Shares that have not vested under the Restricted Securities Agreement) as collateral for a loan so long as the pledgee of such stock and the Executive enter in a pledge agreement in form and substance reasonably satisfactory to the Board, pursuant to which pledgee, among other things, agrees that pledgee may only sell such Executive Stock in a Public Sale.

          (f) No Transfers of Restricted Shares.  Notwithstanding anything
              ---------------------------------
contained herein to the contrary (including, without limitation, the other provisions of this Section 2), Executive may not transfer, assign, pledge or otherwise dispose of any interest in any Unvested Shares (except pursuant to Section 3 hereof) or any Restricted Shares that remain unvested under the Restricted Securities Agreement (except pursuant to the Restricted Securities Agreement).


          3.  Legend. The certificates representing the Executive Stock will
              ------
bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF APRIL 23, 1997, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF APRIL 23, 1997. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

                       PROVISIONS RELATING TO EMPLOYMENT

          4.    Employment.  The Company agrees to employ Executive and
                ----------
Executive accepts such employment for the period beginning as of the date hereof and ending upon the earlier of one year from the date hereof (or such later date as agreed by Executive and the Company) and termination pursuant to Section 4(b) hereof (the "Employment Period").

          (a) Responsibilities. During the Employment Period, Executive will
              ----------------
perform such services as the Board may reasonably request from time to time for such compensation as the Board and Executive may agree from time to time.

          (b) Termination.  The Employment Period will continue until
              -----------
Executive's resignation, disability (as determined by the Board in its good faith judgment) or death or until the Board determines in its good faith judgment that termination of Executive's employment is in the best interests of the Company.

          5.  Confidential Information.
              ------------------------

          (a) Executive acknowledges that the information, observations and date obtained by him concerning the business and affairs of the Company and its affiliates and its and their predecessors during the course of his performance of services for, or employment with, any of the foregoing persons (whether or not compensated for such services) are the property of the Company and its affiliates, including information concerning acquisition opportunities in or reasonably related to the Company's business or industry of which Executive becomes aware during such period, and any Initial Period or Extended Period. Therefore, Executive agrees that he will not at any time (whether during or after the Employment Period) disclose to any unauthorized person or, directly or indirectly, use for his own account, any of such information, observations or data without the Board's consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a direct or indirect result of Executive's acts or omissions to act or the acts or omissions to act of other senior or junior management employees of the Company or any of its Subsidiaries. Executive agrees to deliver to the Company at the termination of his employment, or at any other time the Company may request in writing (whether during or after the Employment Period), all memoranda, notes, plans, records, reports and other documents, regardless of the format or media (and copies thereof), relating to the business of the Company and its affiliates and its and their predecessors (including, without limitation, all acquisition prospects, lists and contact information) which he may then possess or have under his control.

          (b) Inventions and Patents.  Executive acknowledges that all
              ----------------------
inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information(whether or not patentable) that relate to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and that are conceived, developed, made or reduced to practice by Executive while employed by the Company and its Subsidiaries or any of its and their predecessors ("Work Product") belong to the Company or such Subsidiary and Executive hereby assigns, and agrees to assign, all of the above to the Company or such Subsidiary. Any copyrightable work prepared in whole or in part by Executive in the course of his work for any of the foregoing entities shall be deemed a "work made for hire" under the copyright laws, and the Company or such Subsidiary shall own all rights therein. To the extent that any such copyrightable work is not a "work made for hire," Executive hereby assigns and agrees to assign to Company or such Subsidiary all right, title and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the Company's or its Subsidiary's ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

                               GENERAL PROVISIONS

          6.  Definitions.
              -----------

          "Executive's Family Group" means Executive's spouse and descendants
           ------------------------
(whether natural or adopted), any trust solely for the benefit of Executive and/or Executive's spouse and/or descendants and any retirement plan for the Executive.

          "Executive Stock" will continue to be Executive Stock in the hands of
           ---------------
any holder other than Executive (except for the Company, an Investor, an Other Executive and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization.

          "Investors" means GTCR V, MG, the Miller Group and each of their
           ---------
successors, and to the extent permitted to be a subsequent holder of Convertible Preferred pursuant to the Purchase Agreement, assigns.

          "Other Executives" means the Executives, as that term is defined in
           ----------------
the Purchase Agreement, other than Edmund R. Miller, each person who is subject to a Senior Management Agreement substantially similar to this Agreement so long as such person is employed by the Company.

          "Public Offering" means the sale in an underwritten public offering
           ---------------
registered under the Securities Act of shares of the Company's Common Stock approved by the board of directors of the Company.

          "Public Sale" means any sale pursuant to a registered public offering
           -----------
under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

          "Restricted Securities Agreement" means the Restricted Securities
           -------------------------------
Agreement dated as of the date hereof between the Executive and the Investors, as amended from time to time.

          "Restricted Shares" means 150,000 shares of Common Stock purchased
           -----------------
under Section 1(a) hereof, which shares are subject to the Restricted Securities Agreement.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Stockholders Agreement" means the Stockholders Agreement dated as of
           ----------------------
the date hereof among the Executive, the Other Holders and the Company, as amended from time to time.

          "Subsidiary" means any corporation of which the Company owns
           ----------
securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

          "Transfer" means to sell, transfer, assign, pledge or otherwise
           --------
dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

          "Underlying Common Stock" means, at any time, the sum of (i) the
           -----------------------
number of shares of Common Stock of the Company outstanding as of such time plus
(ii) the number of shares of Common Stock of the Company issuable upon the exercise or conversion of the Convertible Preferred (as defined in the Purchase Agreement) at such time.

          7.  Notices.
              -------

          All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Executive and each Other Holder at the addresses indicated on the Schedule of Holders attached to the Shareholders Agreement and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          8.  General Provisions.
              ------------------

          (a)  Transfers in Violation of Agreement.  Any Transfer or attempted
               -----------------------------------
Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

          (b)  Severability. Whenever possible, each provision of this Agreement
               ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c) Complete Agreement.  This Agreement, those documents expressly
              ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Executive hereby releases the Company and its affiliates and its and their predecessors from any obligation or liability the Company or any of its affiliates or its or their predecessors owes or owed to Executive or any of his affiliates and related persons prior to the date hereof.

          (d) Counterparts. This Agreement may be executed in separate
              ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e) Successors and Assigns.  Except as otherwise provided herein, this
              ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Investors, the Other Executives and their respective successors and permitted assigns (including subsequent holders of Executive Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

          (f) Choice of Law.  The corporate law of the State of Florida will
              -------------
govern all questions concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will-be governed by and construed in accordance with the internal laws of the State of Florida (in the case of Sections 4 and 5 hereof) and Illinois (in all other cases), without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois, the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida (in the case of Sections 4 and 5 hereof) or the State of Illinois
(or the State of Florida, in all other cases).

          (g) Remedies.  Each of the parties to this Agreement (including the
              --------
Investors and the Other Executives) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of any of the provisions of this Agreement.

          (h) Amendment and Waiver.  The provisions of this Agreement may be
              --------------------
amended and waived only with the prior written consent of at least 70% of the Company's board of directors and the Executive.

          (i) Business Days.  If any time period for giving notice or taking
              -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (j) Indemnification and Reimbursement of Payments on Behalf of
              ----------------------------------------------------------
Executive.  The Company and its Subsidiaries shall be entitled to deduct or
---------
withhold from any amounts owing from the Company or any of its Subsidiaries to the Executive any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("Taxes") imposed with respect to the Executive's compensation or other payments from the Company or any of its Subsidiaries or the Executive's ownership interest in the Company, including, but not limited to, wages, bonuses, dividends, the receipt or exercise of stock options and/or the receipt or vesting of restricted stock. The Executive shall indemnify the Company and its Subsidiaries for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

          (k) Termination.  This Agreement (except for the provisions of Section
              -----------
7(a)) shall survive the termination of Executive's employment with the Company and shall remain in full force and effect after such termination.

          (l) Adjustments of Numbers.  All numbers set forth herein which refer
              ----------------------
to share prices or numbers or amounts will be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and other recapitalizations affecting the subject class of stock.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                              ANSWERTHINK CONSULTING GROUP, INC.

                              By: /s/ Ted A. Fernandez
                                 --------------------------------------
                              Its: CEO
                                  -------------------------------------

                              /s/ Edmund R. Miller
                              -----------------------------------------
                              Edmund R. Miller

Agreed and Accepted:

GOLDER, THOMA, CRESSEY, RAUNER FUND V, L.P.

By:   GTCR V, L.P.
Its:  General Partner

By:   Golder, Thoma, Cressey, Rauner, Inc.
Its:  General Partner

By: /s/ Bruce Rauner
    -------------------------------
Its:  Principal


GATOR ASSOCIATES, LTD.


By: /s/ Edmund R. Miller
    ---------------------------------
Its:
     --------------------------------

TARA VENTURES, LTD.


By: /s/ Edmund R. Miller
    ---------------------------------
Its:
     --------------------------------

MG CAPITAL PARTNERS II, L.P.

By:  MG Capital Corp.
    ---------------------------------
Its:  General Partner
     --------------------------------
By:  [SIGNATURE APPEARS HERE]
    ---------------------------------
Its:  Managing Director
     --------------------------------